Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Summary of Significant Accounting Policies
Investment Properties

  Investment Properties

            We record investment properties at cost. Investment properties include costs of acquisitions; development, predevelopment, and construction (including allocable salaries and related benefits); tenant allowances and improvements; and interest and real estate taxes incurred during construction. We capitalize improvements and replacements from repair and maintenance when the repair and maintenance extends the useful life, increases capacity, or improves the efficiency of the asset. All other repair and maintenance items are expensed as incurred. We capitalize interest on projects during periods of construction until the projects are ready for their intended purpose based on interest rates in place during the construction period. The amount of interest capitalized during each year is as follows:

	For the Year Ended December 31,
	2012	2011	2010
Capitalized interest	$21,145	$5,815	$3,715

            We record depreciation on buildings and improvements utilizing the straight-line method over an estimated original useful life, which is generally 10 to 40 years. We review depreciable lives of investment properties periodically and we make adjustments when necessary to reflect a shorter economic life. We amortize tenant allowances and tenant improvements utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. We record depreciation on equipment and fixtures utilizing the straight-line method over seven to ten years.

            We review investment properties for impairment on a property-by-property basis whenever events or changes in circumstances indicate that the carrying value of investment properties may not be recoverable. These circumstances include, but are not limited to, declines in a property's cash flows, ending occupancy or total sales per square foot. We measure any impairment of investment property when the estimated undiscounted operating income before depreciation and amortization plus its residual value is less than the carrying value of the property. To the extent impairment has occurred, we charge to income the excess of carrying value of the property over its estimated fair value. We estimate fair value using unobservable data such as operating income, estimated capitalization rates, or multiples, leasing prospects and local market information. We may decide to sell properties that are held for use and the sale prices of these properties may differ from their carrying values. We also review our investments, including investments in unconsolidated entities, if events or circumstances change indicating that the carrying amount of our investments may not be recoverable. We will record an impairment charge if we determine that a decline in the fair value of the investments is other-than-temporary. Changes in economic and operating conditions that occur subsequent to our review of recoverability of investment property and other investments could impact the assumptions used in that assessment and could result in future charges to earnings if assumptions regarding those investments differ from actual results.

Purchase Accounting Allocation

  Purchase Accounting Allocation

            We allocate the purchase price of acquisitions and any excess investment in unconsolidated entities to the various components of the acquisition based upon the fair value of each component which may be derived from various observable or unobservable inputs and assumptions. Also, we may utilize third party valuation specialists. These components typically include buildings, land and intangibles related to in-place leases and we estimate:

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  the fair value of land and related improvements and buildings on an as-if-vacant basis,

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  the market value of in-place leases based upon our best estimate of current market rents and amortize the resulting market rent adjustment into revenues,

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  the value of costs to obtain tenants, including tenant allowances and improvements and leasing commissions, and

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  the value of revenue and recovery of costs foregone during a reasonable lease-up period, as if the space was vacant.

            Amounts allocated to building are depreciated over the estimated remaining life of the acquired building or related improvements. We amortize amounts allocated to tenant improvements, in-place lease assets and other lease-related intangibles over the remaining life of the underlying leases. We also estimate the value of other acquired intangible assets, if any, which are amortized over the remaining life of the underlying related intangibles.

Discontinued Operations

  Discontinued Operations

            We reclassify any material operations and gains or losses on disposal related to consolidated properties disposed of during the period to discontinued operations. During 2012, we reported a net gain of approximately $21.1 million, or $.06 per diluted share, on our consolidated property disposition activity. During 2011, we reported a net loss of approximately $42.4 million, or $0.12 per diluted share, on our consolidated property disposition activity. During 2010, we reported a net gain of approximately $5.7 million upon the disposal of four retail properties. These gains and losses are reported in gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net in the consolidated statements of operations and comprehensive income. The gains and losses on the disposition of these assets and the operating results were not significant to our consolidated results of operations during each of the three years ended December 31, 2012.

Cash and Cash Equivalents

  Cash and Cash Equivalents

            We consider all highly liquid investments purchased with an original maturity of 90 days or less to be cash and cash equivalents. Cash equivalents are carried at cost, which approximates fair value. Cash equivalents generally consist of commercial paper, bankers acceptances, Eurodollars, repurchase agreements, and money market deposits or securities. Financial instruments that potentially subject us to concentrations of credit risk include our cash and cash equivalents and our trade accounts receivable. We place our cash and cash equivalents with institutions with high credit quality. However, at certain times, such cash and cash equivalents may be in excess of FDIC and SIPC insurance limits. See Notes 4, 8, and 10 for disclosures about non-cash investing and financing transactions.

Marketable and Non-Marketable Securities

  Marketable and Non-Marketable Securities

            Marketable securities consist primarily of the investments of our captive insurance subsidiaries, available-for-sale securities, our deferred compensation plan investments, and certain investments held to fund the debt service requirements of debt previously secured by investment properties that have been sold.

            The types of securities included in the investment portfolio of our captive insurance subsidiaries typically include U.S. Treasury or other U.S. government securities as well as corporate debt securities with maturities ranging from less than 1 to 10 years. These securities are classified as available-for-sale and are valued based upon quoted market prices. The amortized cost of debt securities, which approximates fair value, held by our captive insurance subsidiaries is adjusted for amortization of premiums and accretion of discounts to maturity. Changes in the values of these securities are recognized in accumulated other comprehensive income (loss) until the gain or loss is realized or until any unrealized loss is deemed to be other-than-temporary. We review any declines in value of these securities for other-than-temporary impairment and consider the severity and duration of any decline in value. To the extent an other-than-temporary impairment is deemed to have occurred, an impairment charge is recorded and a new cost basis is established. Subsequent changes are then recognized through other comprehensive income (loss) unless another other-than-temporary impairment is deemed to have occurred. Net unrealized gains recorded in other comprehensive income (loss) as of December 31, 2012 and 2011 were approximately $2.6 million and $41.9 million, respectively, and represent the valuation and related currency adjustments for our marketable securities.

            On October 23, 2012 we completed the sale of all of our investments in Capital Shopping Centres Group PLC, or CSCG, and Capital & Counties Properties PLC, or CAPC. These investments were accounted for as available-for-sale securities and their value was adjusted to their quoted market price, including a related foreign exchange component, through other comprehensive income (loss). At the date of sale, we owned 35.4 million shares of CSCG and 38.9 million shares of CAPC. The aggregate proceeds received from the sale were $327.1 million, and we recognized a gain on the sale of $82.7 million, which is included in marketable and non-marketable securities charges and realized gains, net in the accompanying consolidated statements of operations and comprehensive income. An other-than-temporary impairment charge was previously recognized in operating income in 2009. The gain includes $79.4 million that was reclassified from accumulated other comprehensive income (loss). At December 31, 2011 we owned 35.4 million shares each of CSCG and of CAPC, and these investments had a market value of $170.7 million and $100.9 million, respectively, with an aggregate net unrealized gain of approximately $39.7 million.

            Our insurance subsidiaries are required to maintain statutory minimum capital and surplus as well as maintain a minimum liquidity ratio. Therefore, our access to these securities may be limited. Our deferred compensation plan investments are classified as trading securities and are valued based upon quoted market prices. The investments have a matching liability as the amounts are fully payable to the employees that earned the compensation. Changes in value of these securities and changes to the matching liability to employees are both recognized in earnings and, as a result, there is no impact to consolidated net income.

            As of December 31, 2012 and 2011, we also had investments of $24.9 million which must be used to fund the debt service requirements of mortgage debt related to investment properties sold that previously collateralized the debt. These investments are classified as held-to-maturity and are recorded at amortized cost as we have the ability and intent to hold these investments to maturity.

            At December 31, 2012 and 2011, we had investments of $98.9 million and $105.1 million, respectively, in non-marketable securities that we account for under the cost method. We regularly evaluate these investments for any other-than-temporary impairment in their estimated fair value in order to determine whether an adjustment in the carrying value is required as of December 31, 2012 and 2011. During the fourth quarter of 2012, as a result of the significance and duration of impairment, represented by the excess of the carrying value over the estimated fair value of certain cost method investments, we recognized other-than-temporary non-cash charges of $71.0 million, which is included in marketable and non-marketable securities charges and realized gains, net in the accompanying consolidated statements of operations and comprehensive income. The fair value of the remaining investment for these securities that were impaired is not material and was based on Level 2 fair value inputs.

Fair Value Measurements

  Fair Value Measurements

            Level 1 fair value inputs are quoted prices for identical items in active, liquid and visible markets such as stock exchanges. Level 2 fair value inputs are observable information for similar items in active or inactive markets, and appropriately consider counterparty creditworthiness in the valuations. Level 3 fair value inputs reflect our best estimate of inputs and assumptions market participants would use in pricing an asset or liability at the measurement date. The inputs are unobservable in the market and significant to the valuation estimate. We have no investments for which fair value is measured on a recurring basis using Level 3 inputs.

            We hold marketable securities that totaled $170.2 million and $417.0 million at December 31, 2012 and 2011, respectively, and are primarily considered to have Level 1 fair value inputs. In addition, we have derivative instruments which are classified as having Level 2 inputs which consist primarily of interest rate swap agreements and foreign currency forward contracts with a gross liability balance of $1.5 million and $12.2 million at December 31, 2012 and 2011, respectively, and a gross asset value of $3.0 million and $14.9 million at December 31, 2012 and 2011, respectively. We also have interest rate cap agreements with nominal values.

            Note 8 includes a discussion of the fair value of debt measured using Level 2 inputs. Notes 3 and 4 include a discussion of the fair values recorded in purchase accounting and impairment, using Level 2 and Level 3 inputs. Level 3 inputs to our purchase accounting and impairment include our estimations of net operating results of the property, capitalization rates and discount rates.

Use of Estimates

  Use of Estimates

            We prepared the accompanying consolidated financial statements in accordance with accounting principles generally accepted in the United States, or GAAP. GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reported period. Our actual results could differ from these estimates.

Segment Disclosure

  Segment Disclosure

            Our primary business is the ownership, development, and management of retail real estate. We have aggregated our retail operations, including malls, Premium Outlets, The Mills, community/lifestyle centers, and our international investments into one reportable segment because they have similar economic characteristics and we provide similar products and services to similar types of, and in many cases, the same tenants.

Deferred Costs and Other Assets

  Deferred Costs and Other Assets

            Deferred costs and other assets include the following as of December 31:

	2012	2011
Deferred financing and lease costs, net	$334,337	$308,380
In-place lease intangibles, net	358,141	200,098
Acquired above market lease intangibles, net	128,893	75,950
Marketable securities of our captive insurance companies	119,424	100,721
Goodwill	20,098	20,098
Other marketable and non-marketable securities	150,264	421,529
Loans held for investment	—	162,832
Prepaids, notes receivable and other assets, net	459,577	343,936

	$1,570,734	$1,633,544

Deferred Financing and Lease Costs

  Deferred Financing and Lease Costs

            Our deferred costs consist primarily of financing fees we incurred in order to obtain long-term financing and internal and external leasing commissions and related costs. We record amortization of deferred financing costs on a straight-line basis over the terms of the respective loans or agreements. Our deferred leasing costs consist primarily of capitalized salaries and related benefits in connection with lease originations. We record amortization of deferred leasing costs on a straight-line basis over the terms of the related leases. Details of these deferred costs as of December 31 are as follows:

	2012	2011
Deferred financing and lease costs	$576,821	$528,273
Accumulated amortization	(242,484)	(219,893)

Deferred financing and lease costs, net	$334,337	$308,380

            We report amortization of deferred financing costs, amortization of premiums, and accretion of discounts as part of interest expense. Amortization of deferred leasing costs is a component of depreciation and amortization expense. We amortize debt premiums and discounts, which are included in mortgages and other indebtedness, over the remaining terms of the related debt instruments. These debt premiums or discounts arise either at the debt issuance or as part of the purchase price allocation of the fair value of debt assumed in acquisitions. The accompanying consolidated statements of operations and comprehensive income include amortization as follows:

	For the Year Ended December 31,
	2012	2011	2010
Amortization of deferred financing costs	$27,163	$28,697	$27,806
Amortization of debt premiums, net of discounts	(33,504)	(8,439)	(9,066)
Amortization of deferred leasing costs	43,176	43,110	34,801

Loans Held for Investment

  Loans Held for Investment

            From time to time, we may make investments in mortgage loans or mezzanine loans of third parties that own and operate commercial real estate assets located in the United States. Mortgage loans are secured, in part, by mortgages recorded against the underlying properties which are not owned by us. Mezzanine loans are secured, in part, by pledges of ownership interests of the entities that own the underlying real estate. Loans held for investment are carried at cost, net of any premiums or discounts which are accreted or amortized over the life of the related loan receivable utilizing the effective interest method. We evaluate the collectability of both interest and principal of each of these loans quarterly to determine whether the value has been impaired. A loan is deemed to be impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to the existing contractual terms. When a loan is impaired, the amount of the loss accrual is calculated by comparing the carrying amount of the loan held for investment to its estimated realizable value.

            At December 31, 2011, we had investments in three mortgage and mezzanine loans with an aggregate carrying value of $162.8 million. In the second and third quarters of 2012, these loans were repaid in their entirety. During 2012, 2011, and 2010, we recorded $6.8 million, $24.3 million and $4.6 million, respectively, in interest income earned from these loans.

Intangibles

  Intangibles

            The average life of in-place lease intangibles is approximately 4.7 years, is amortized over the remaining life of the leases of the related property on the straight-line basis and is included with depreciation and amortization in the consolidated statements of operations and comprehensive income. The amount of in-place lease intangibles and acquired above-market lease intangibles increased during 2012 primarily as a result of the acquisition of a controlling interest in nine properties as further discussed in Note 7. The fair market value of above and below market leases is amortized into revenue over the remaining lease life as a component of reported minimum rents. The weighted average remaining life of these intangibles is approximately 5.9 years. The unamortized amount of below market leases is included in accounts payable, accrued expenses, intangibles and deferred revenues in the consolidated balance sheets and was $199.2 million and $134.4 million as of December 31, 2012 and 2011, respectively. The amount of amortization of above and below market leases, net for the years ended December 31, 2012, 2011, and 2010 was $16.5 million, $17.6 million, and $15.2 million, respectively. If a lease is terminated prior to the original lease termination, any remaining unamortized intangible is written off to earnings.

            Details of intangible assets as of December 31 are as follows:

	2012	2011
In-place lease intangibles	$480,517	$245,844
Accumulated amortization	(122,376)	(45,746)

In-place lease intangibles, net	$358,141	$200,098

Acquired above market lease intangibles	$248,357	$178,564
Accumulated amortization	(119,464)	(102,614)

Acquired above market lease intangibles, net	$128,893	$75,950

            Estimated future amortization and the increasing (decreasing) effect on minimum rents for our above and below market leases as of December 31, 2012 are as follows:

	Below Market Leases	Above Market Leases	Impact to Minimum Rent, Net
2013	$ 43,664	$(24,899)	$18,765
2014	36,343	(22,492)	13,851
2015	31,233	(19,837)	11,396
2016	27,279	(17,903)	9,376
2017	20,000	(14,022)	5,978
Thereafter	40,720	(29,740)	10,980

	$199,239	$(128,893)	$70,346

Derivative Financial Instruments

  Derivative Financial Instruments

            We record all derivatives on the balance sheet at fair value. The accounting for changes in the fair value of derivatives depends on the intended use of the derivative, whether we have elected to designate a derivative in a hedging relationship and apply hedge accounting and whether the hedging relationship has satisfied the criteria necessary to apply hedge accounting. We use a variety of derivative financial instruments in the normal course of business to selectively manage or hedge a portion of the risks associated with our indebtedness and interest payments. Our objectives in using interest rate derivatives are to add stability to interest expense and to manage our exposure to interest rate movements. To accomplish this objective, we primarily use interest rate swaps and caps. We require that hedging derivative instruments be highly effective in reducing the risk exposure that they are designated to hedge. As a result, there was no significant ineffectiveness from any of our derivative activities during the period. We formally designate any instrument that meets these hedging criteria as a hedge at the inception of the derivative contract. We have no credit-risk-related hedging or derivative activities.

            As of December 31, 2012, we had the following outstanding interest rate derivatives related to managing our interest rate risk:

Interest Rate Derivative	Number of Instruments	Notional Amount
Interest Rate Swaps	3	$483.7 million
Interest Rate Caps	6	$442.4 million

            The carrying value of our interest rate swap agreements, at fair value, is a net liability balance of $1.5 million and $10.0 million at December 31, 2012 and 2011, respectively, and is included in other liabilities. The interest rate cap agreements were of nominal value at December 31, 2012 and 2011 and we generally do not apply hedge accounting to these arrangements.

            We are also exposed to fluctuations in foreign exchange rates on financial instruments which are denominated in foreign currencies, primarily in Japan and Europe. We use currency forward contracts and foreign currency denominated debt to manage our exposure to changes in foreign exchange rates on certain Yen and Euro-denominated receivables and net investments. Currency forward contracts involve fixing the Yen:USD or Euro:USD exchange rate for delivery of a specified amount of foreign currency on a specified date. The currency forward contracts are typically cash settled in US dollars for their fair value at or close to their settlement date. Approximately ¥3.3 billion remains as of December 31, 2012 for all forward contracts that we expect to settle through January 5, 2015. The December 31, 2012 asset balance related to these forward contracts was $3.0 million and is included in deferred costs and other assets. We have reported the changes in fair value for these forward contracts in earnings. The underlying currency adjustments on the foreign currency denominated receivables are also reported in income and generally offset the amounts in earnings for these forward contracts.

            In 2011, we entered into a Euro:USD forward contract with a €141.3 million notional value which was designated as a net investment hedge. The December 31, 2011 asset balance related to this forward was $14.9 million and is included in deferred costs and other assets. We applied hedge accounting to this Euro-forward contract and the change in fair value was reflected in other comprehensive income. Changes in the value of this hedge are offset by changes in the underlying hedged Euro-denominated joint venture investment. In connection with our sale of Gallerie Commerciali Italia, S.p.A., or GCI, as further discussed in Note 7, this hedge was terminated in January 2012.

            The total gross accumulated other comprehensive loss related to our derivative activities, including our share of the other comprehensive loss from joint venture properties, approximated $78.1 million and $115.8 million as of December 31, 2012 and 2011, respectively.

Noncontrolling Interests and Temporary Equity

  Noncontrolling Interests and Temporary Equity

            Details of the carrying amount of our noncontrolling interests are as follows as of December 31:

	2012	2011
Limited partners' interests in the Operating Partnership	$983,363	$953,622
Nonredeemable noncontrolling deficit interests in properties, net	(877)	(59,000)

Total noncontrolling interests reflected in equity	$982,486	$894,622

            Net income attributable to noncontrolling interests (which includes nonredeemable noncontrolling interests in consolidated properties, limited partners' interests in the Operating Partnership, redeemable noncontrolling interests in consolidated properties, and preferred distributions payable by the Operating Partnership) is a component of consolidated net income. In addition, the individual components of other comprehensive income (loss) are presented in the aggregate for both controlling and noncontrolling interests, with the portion attributable to noncontrolling interests deducted from comprehensive income attributable to common stockholders.

            A rollforward of noncontrolling interests for the years ending December 31 is as follows:

	2012	2011	2010
Noncontrolling interests, beginning of period	$894,622	$802,972	$724,825
Net income attributable to noncontrolling interests after preferred distributions and income attributable to redeemable noncontrolling interests in consolidated properties	274,701	210,240	134,161
Distributions to noncontrolling interest holders	(239,207)	(212,526)	(178,082)
Other comprehensive income (loss) allocable to noncontrolling interests:
Unrealized gain (loss) on interest rate hedge agreements	5,634	(15,814)	(309)
Net loss on derivative instruments reclassified from accumulated comprehensive income (loss) into interest expense	3,021	2,774	2,689
Currency translation adjustments	2,435	(1,484)	(3,452)
Changes in available-for-sale securities and other	(6,807)	(6,340)	3,074

	4,283	(20,864)	2,002

Adjustment to limited partners' interest from increased (decreased) ownership in the Operating Partnership	99,834	(36,032)	(103,728)
Units issued to limited partners	31,324	9,084	213,861
Units exchanged for common shares	(144,197)	(9,465)	(3,866)
Units redeemed	(38,904)	—	—
Purchase of noncontrolling interests, noncontrolling interests in newly consolidated properties and other	100,030	151,213	13,799

Noncontrolling interests, end of period	$982,486	$894,622	$802,972

Accumulated Other Comprehensive Income (Loss)

  Accumulated Other Comprehensive Income (Loss)

            The components of our accumulated other comprehensive income (loss) consisted of the following as of December 31:

	2012	2011
Cumulative translation adjustments	$(30,620)	$(39,820)
Accumulated derivative losses, net	(78,139)	(115,833)
Net unrealized gains on marketable securities, net	2,613	41,861

Total accumulated other comprehensive loss	(106,146)	(113,792)

Less: Accumulated other comprehensive loss attributable to noncontrolling interests	15,246	19,529

Total accumulated other comprehensive loss net of noncontrolling interests	$(90,900)	$(94,263)

Revenue Recognition

  Revenue Recognition

            We, as a lessor, retain substantially all of the risks and benefits of ownership of the investment properties and account for our leases as operating leases. We accrue minimum rents on a straight-line basis over the terms of their respective leases. Substantially all of our retail tenants are also required to pay overage rents based on sales over a stated base amount during the lease year. We recognize overage rents only when each tenant's sales exceed the applicable sales threshold. We amortize any tenant inducements as a reduction of revenue utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter.

            We structure our leases to allow us to recover a significant portion of our property operating, real estate taxes, repairs and maintenance, and advertising and promotion expenses from our tenants. A substantial portion of our leases, other than those for anchor stores, require the tenant to reimburse us for a substantial portion of our operating expenses, including common area maintenance, or CAM, real estate taxes and insurance. This significantly reduces our exposure to increases in costs and operating expenses resulting from inflation. Such property operating expenses typically include utility, insurance, security, janitorial, landscaping, food court and other administrative expenses. We accrue reimbursements from tenants for recoverable portions of all these expenses as revenue in the period the applicable expenditures are incurred. As of December 31, 2012 for approximately 93% of our leases in the U.S. mall portfolio, we receive a fixed payment from the tenant for the CAM component. When not reimbursed by the fixed-CAM component, CAM expense reimbursements are based on the tenant's proportionate share of the allocable operating expenses and CAM capital expenditures for the property. We also receive escrow payments for these reimbursements from substantially all our non-fixed CAM tenants and monthly fixed CAM payments throughout the year. We recognize differences between estimated recoveries and the final billed amounts in the subsequent year. These differences were not material in any period presented. Our advertising and promotional costs are expensed as incurred.

Management Fees and Other Revenues

  Management Fees and Other Revenues

            Management fees and other revenues are generally received from our unconsolidated joint venture properties as well as third parties. Management fee revenue is earned based on a contractual percentage of joint venture property revenue. Development fee revenue is earned on a contractual percentage of hard costs to develop a property. Leasing fee revenue is earned on a contractual per square foot charge based on the square footage of current year leasing activity. We recognize revenue for these services provided when earned based on the underlying activity.

            Insurance premiums written and ceded are recognized on a pro-rata basis over the terms of the policies. Insurance losses are reflected in property operating expenses in the accompanying consolidated statements of operations and comprehensive income and include estimates for losses incurred but not reported as well as losses pending settlement. Estimates for losses are based on evaluations by third-party actuaries and management's estimates. Total insurance reserves for our insurance subsidiaries and other self-insurance programs as of December 31, 2012 and 2011 approximated $112.8 million and $115.1 million, respectively, and are included in other liabilities in the consolidated balance sheets. Information related to the securities included in the investment portfolio of our captive insurance subsidiaries is included within the "Marketable and Non-Marketable Securities" section above.

            We recognize fee revenues from our co-branded gift card programs when the fees are earned under the related arrangements with the card issuer. Generally, these revenues are recorded at the issuance of the gift card for handling fees.

Allowance for Credit Losses

  Allowance for Credit Losses

            We record a provision for credit losses based on our judgment of a tenant's creditworthiness, ability to pay and probability of collection. In addition, we also consider the retail sector in which the tenant operates and our historical collection experience in cases of bankruptcy, if applicable. Accounts are written off when they are deemed to be no longer collectible. Presented below is the activity in the allowance for credit losses during the following years:

	For the Year Ended December 31,
	2012	2011	2010
Balance, beginning of period	$27,500	$31,650	$45,187
Consolidation of previously unconsolidated properties	2,075	860	426
Provision for credit losses	12,809	6,505	3,130
Accounts written off, net of recoveries	(9,254)	(11,515)	(17,093)

Balance, end of period	$33,130	$27,500	$31,650

Income Taxes

  Income Taxes

            We and certain subsidiaries of the Operating Partnership have elected to be taxed as REITs under Sections 856 through 860 of the Internal Revenue Code and applicable Treasury regulations relating to REIT qualification. In order to maintain this REIT status, the regulations require the entity to distribute at least 90% of taxable income to its owners and meet certain other asset and income tests as well as other requirements. We intend to continue to adhere to these requirements and maintain our REIT status and that of the REIT subsidiaries. As REITs, these entities will generally not be liable for federal corporate income taxes as long as they continue to distribute in excess of 100% of their taxable income. Thus, we made no provision for federal income taxes for these entities in the accompanying consolidated financial statements. If we or any of the REIT subsidiaries fail to qualify as a REIT, we or that entity will be subject to tax at regular corporate rates for the years in which it failed to qualify. If we lose our REIT status we could not elect to be taxed as a REIT for four years unless our failure to qualify was due to reasonable cause and certain other conditions were satisfied.

            We have also elected taxable REIT subsidiary, or TRS, status for some of our subsidiaries. This enables us to provide services that would otherwise be considered impermissible for REITs and participate in activities that do not qualify as "rents from real property". For these entities, deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities at the enacted tax rates expected to be in effect when the temporary differences reverse. A valuation allowance for deferred tax assets is provided if we believe all or some portion of the deferred tax asset may not be realized. An increase or decrease in the valuation allowance that results from the change in circumstances that causes a change in our judgment about the realizability of the related deferred tax asset is included in income.

            As of December 31, 2012 and 2011, we had a net deferred tax asset of $4.1 million and $5.6 million, respectively, related to our TRS subsidiaries. The net deferred tax asset is included in deferred costs and other assets in the accompanying consolidated balance sheets and consists primarily of operating losses and other carryforwards for federal income tax purposes as well as the timing of the deductibility of losses or reserves from insurance subsidiaries. No valuation allowance has been recorded as we believe these amounts will be realized.

            We are also subject to certain other taxes, including state and local taxes, franchise taxes, as well as income-based and withholding taxes on dividends from certain of our international investments, which are included in income and other taxes in the consolidated statement of operations and comprehensive income.

Corporate and Transaction Related Expenses

  Corporate and Transaction Related Expenses

            Home and regional office costs primarily include compensation and personnel related costs, travel, building and office costs, and other expenses for our corporate home office and regional offices. General and administrative expense primarily includes executive compensation, benefits and travel expenses as well as costs of being a public company including certain legal costs, audit fees, regulatory fees, and certain other professional fees.

            We expense acquisition and potential acquisition costs related to business combinations and disposition related costs as they are incurred. We incurred a minimal amount of transaction expenses during the years ended December 31, 2012 and 2011. During the year ended December 31, 2010, we incurred costs in connection with the acquisition of Prime Outlets Acquisition Company, or the Prime acquisition, and other potential acquisitions, as further discussed in Note 4. In addition, during 2010, we settled, in cash, a transaction-related dispute and recorded a charge to earnings. These expenses are included within transaction expenses in the accompanying statements of operations and comprehensive income and totaled $69.0 million during the year ended December 31, 2010.